SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549




                               FORM 8-K

                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) October 10, 1997



                    AMERICAN ASSET ADVISERS TRUST, INC.


         (Exact name of registrant as specified in its charter)



                                 MARYLAND

              (State or other jurisdiction of incorporation)



           0-28378                                      76-0410050

   (Commission File Number)                 (IRS Employer Identification No.)



           Eight Greenway Plaza, Suite 824, Houston, Texas 77046

                 (Address of principal executive offices)



                             (800) 888-4400

          (Registrant's Telephone Number, including Area Code)

Item 5:  Other Events

     Compass Bank Credit Line. Effective October 16, 1997, the Company increased its credit line from Compass Bank of Houston, Texas (the "Compass Bank Credit Line"). The credit agreement for this credit line matures February 28, 1999. The agreement provides for unsecured borrowings up to $15,000,000, on a revolving basis, depending on certain covenants such as the value of unencumbered assets. The credit agreement bears interest at 2% over the London Interbank Offered Rate ("LIBOR").

     Proposed Amendments to Charter and Bylaws. The Company's Board of Directors (the "Board") has called a special shareholders meeting for November 3, 1997 to vote on certain amendments to the Company's Charter and Bylaws. The record date for notice of the meeting is September 23, 1997. Notice of the meeting and proxy materials were mailed to shareholders on or about October 10, 1997. The following amendments to the Company's Charter and Bylaws are to be voted on at the special meeting.

     1. An amendment to the Company's Charter to increase the number of shares the Company is authorized to issue from 25,000,000 shares of common stock, par value $.01 per share, to 110,000,000 shares, par value $.01 per share, 10,000,000 of which are preferred shares which may be issued from time to time in such classes and series as the Board may determine.

     2. An amendment to the Company's Charter to allow the Company to indemnify its directors, officers, employees and agents to the fullest extent permitted under the corporation laws of the state of Maryland (the "MGCL"), subject to the restrictions in the Company's Bylaws regarding indemnification of non-Independent Directors. This proposal includes an amendment to the Company's Bylaws to clarify the Company's ability to indemnify its Independent Directors to the fullest extent permitted under the MGCL.

     3. An amendment to the Company's Charter to limit the liability of the Company's directors and officers to non-monetary damages. If approved, this amendment would permit the Company to limit the scope of personal liability of directors and officers to the shareholders for monetary damages except (i) to the extent that it is proved that the director or officer actually received an improper benefit or profit or,
(ii) if a judgment or other final adjudication is entered in a proceeding based on a finding that the director or officers action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action, adjudicated in the proceeding, or (iii) if a proceeding is brought by or in the right of the Company, indemnity may not be made if a director is judged to be liable to the Company.

     4. An amendment to the Company's Charter to:

        (a) Require the Board use its reasonable best efforts to cause the Company and its shareholders to qualify for taxation as a REIT;

        (b) Allow the Board to authorize any agreement, contract, arrangement or transaction with any person, corporation, or other entity or organization where one or more of its directors, officers or controlling persons may be a party to such agreement (i.e., such agreements with Affiliates, so long as the procedures otherwise set forth in the Company's Charter and/or Bylaws are followed;

        (c) Allow the Board to issue from time to time shares of its stock of any class, whether now or in the future authorized, or securities convertible into shares of such stock, for such consideration

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as the Board may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in the Company's Charter or Bylaws or in the general laws of the state of Maryland;

        (d) Provide that determinations by the Board made in good faith in a manner consistent with the Company's Charter and in the absence of actual receipt of an improper benefit and money, property or services or active or deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Company and its shareholders; and

        (e) Provide that the enumeration and definition of particular powers of the Board excluded from the Charter shall in no way be limited or restricted by reference to or inference from the terms of any other clause or provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the state of Maryland.

     5. An amendment to the Company's Charter to clarify that the vote of the shareholders is required to approve mergers and/or reorganizations of the Company, the sale of all or substantially all of the Company's assets and/or the dissolution and liquidation of the Company shall be a simple majority.

     6. An amendment to the Company's Bylaws to expressly provide that the Directors shall not receive any stated salary for the services but that the Board may, by resolution, receive payment for services at a fixed sum per year, per meeting and/or for specified event or service to the Board.

     7. An amendment to the Company's Bylaws to expressly provide the following restrictions on certain transactions involving the purchase of properties from and the sale of leased properties to the Adviser, a Director, or an Affiliate of such person as currently set forth under the guidelines of the North American Association of Securities Administrators ("NASAA").

        (a) The Company shall not purchase property from the Adviser, a Director, or any Affiliate of such person, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Advisor, Director or any Affiliate thereof, or if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its current appraised value. The foregoing restrictions notwithstanding, the Company may acquire a property from an Adviser or its Affiliate where such person is acting only to facilitate the Company's purchase of the property and such person does not receive a profit from the transaction except for the receipt of fees not otherwise prohibited under these Bylaws;

        (b) The Advisor, Director or any Affiliate thereof shall not acquire assets from the Company unless approved by a majority of Directors (including a majority of Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to the Company; and

        (c) The Company may lease assets to the Advisor, a Director or any Affiliate thereof only if approved by a majority of Directors (including a majority of Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to the Company."

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     8. An amendment to the Company's Bylaws to delete the prohibition against the Company investing in securities of, or interests in persons or other entities engaged in real estate activities, except as otherwise permitted in connection with joint venture investments with another entity.

     9. An amendment to the Company's Bylaws to remove restrictions on the amount of secured and unsecured borrowings by the Company except for the restrictions currently set forth in the Company's Bylaws whereby the total borrowings of the Company, both secured and unsecured, may not exceed 300% of the Company's Net Assets, as defined, on a consolidated basis. If approved, the Company will be able to increase its secured and unsecured borrowings, subject to the foregoing limits, and borrowings on individual properties, subject only to the finding by the Board that such borrowing is in the best interests of the Company.

     10. An amendment to the Company's Bylaws to expressly provide that the Directors are not required to devote their full time to the affairs of the Company and that any Director, Officer, employee or agent of the Company, in his or her personal capacity or in a capacity as an Affiliate, employee or agent of any other person or otherwise, may have business interests and engage in business activities similar to or in addition to those of or relating to the Company.

     11.    An amendment to the Company's Bylaws to:

        (a )        Delete from the Company's Bylaws to specify that
the Company may not issue equity securities which are redeemable at the election of the holder of such securities, but may be redeemable at the election of the Company;

        (b) Delete the restriction from the Company's Bylaws whereby the Company is prohibited from acquiring securities in any company holding an investment or engaging in activities in which the Company is prohibited to invest or engage in; and

        (c) Delete the provision from the Company's Bylaws whereby the Company is prohibited from investing in the securities of other issuers for the purposes of exerting control.

     Only shareholders as of the record date will be eligible to vote at the Special Meeting on the foregoing measures. Accordingly, persons purchasing their shares after September 23, 1997, will have no right to vote at the Special Meeting on these proposals, but they will be subject to such proposals as are approved at the Special Meeting.

Item 7:  Financial Statements and Exhibits

(a)  Financial Statements
     None.

(b)  Pro Forma Financial Information
     None.

(c)  Exhibits
     None.

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                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Dated: October 20, 1997          AMERICAN ASSET ADVISERS TRUST, INC.




                                 By:  /s/ L. Larry Mangum
                                 L. Larry Mangum, Principal Accounting Officer


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